SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2008

LITHIUM TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10446	13-3411148
(State or Other Jurisdiction of Incorporation or Organization )	(Commission File Number)	(IRS Employer Identification No.)

5115 Campus Drive, Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 940-6090

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Effective October 15, 2008, Amir Elbaz resigned as the Chief Financial Officer of Lithium Technology Corporation (the “Company”). Mr. Elbaz will continue working with the Company during a transition period up to November 30, 2008. The Company expects to appoint a new CFO around December 1, 2008.

Item 8.01.	Other Events

Theo M.M. Kremers, Chief Executive Officer of the Company issued a Business Update, a copy of which is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Business Update from the CEO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2008

LITHIUM TECHNOLOGY CORPORATION
(Registrant)

By:	/s/ Theo M.M. Kremers
Theo M.M. Kremers
Chief Executive Officer

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